Basis of Presentation, Significant Accounting Policies and Recent Accounting Pronouncements	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Accounting Policies [Abstract]
Basis of Presentation,Significant Accounting Policies and Recent Accounting Pronouncements

2.   Basis of Presentation, Significant Accounting Policies and Recent Accounting Pronouncements

Basis of Presentation

The condensed consolidated financial statements of Second Sight Medical Products, Inc. (“Second Sight” or “the Company”) at September 30, 2016, and for the nine months ended September 30, 2016 and 2015, are unaudited. The accompanying unaudited interim condensed financial statements and information have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. In the opinion of management of the Company, all adjustments (including normal recurring adjustments) have been made that are necessary to present fairly the financial position of the Company as of September 30, 2016, and the results of its operations for the nine months ended September 30, 2016 and 2015, and its cash flows for the nine months ended September 30, 2016 and 2015. These financial statements should be read in conjunction with the audited financial statements for the year ended December 31, 2015 included elsewhere in this document. Operating results for the interim periods presented are not necessarily indicative of the results to be expected for a full fiscal year. The condensed consolidated balance sheet at December 31, 2015 has been derived from the Company’s audited consolidated financial statements at such date.

Significant Accounting Policies

The Company’s significant accounting policies are set forth in Note 2 of the audited financial statements for the year ended December 31, 2015 included elsewhere in this document.

Recent Accounting Pronouncements

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), which updates the guidance as to how certain cash receipts and cash payments should be presented and classified. The update is intended to reduce the existing diversity in practice. The amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2017, with early adoption permitted, including adoption in an interim period. The Company is currently evaluating the impact of the adoption of this standard on its consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which requires measurement and recognition of expected versus incurred credit losses for financial assets held. ASU 2016-13 is effective for the Company in the first quarter of fiscal 2020 with early adoption permitted beginning in the first quarter of fiscal 2019. The Company is currently evaluating the impact the adoption of this standard will have on its consolidated financial statements.

In March 2016, the FASB issued ASU 2016-09, Improvements to Employee Share-Based Payment Accounting (Topic 718), a new standard that changes the accounting for certain aspects of share-based payments to employees. The new guidance requires excess tax benefits and tax deficiencies to be recorded in the income statement when the awards vest or are settled. In addition, cash flows related to excess tax benefits will no longer be separately classified as a financing activity apart from other income tax cash flows. The standard also allows the Company to repurchase more of an employee’s shares for tax withholding purposes without triggering liability accounting, clarifies that all cash payments made on an employee’s behalf for withheld shares should be presented as a financing activity on the cash flow statement, and provides an accounting policy election to account for forfeitures as they occur. The new standard is effective for the annual periods beginning after December 15, 2016, and interim periods within those annual periods with early adoption permitted. The Company is currently evaluating the impact of the standard on the Company’s financial statements.

Management does not believe that any recently issued, but not yet effective, accounting standards, if adopted, will have a material effect on the financial statements.

2.   Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the financial statements of Second Sight and Second Sight Switzerland. Intercompany balances and transactions have been eliminated in consolidation.

Accounts receivable

Trade accounts receivable are stated net of an allowance for doubtful accounts. The Company performs ongoing credit evaluations of its customers’ financial condition and generally requires no collateral from its customers or interest on past due amounts. Management estimates the allowance for doubtful accounts based on review and analysis of specific customer balances that may not be collectible and how recently payments have been received. Accounts are considered for write-off when they become past due and when it is determined that the probability of collection is remote. There was no allowance for doubtful accounts at December 31, 2015 and 2014.

Inventories

Inventories are stated at the lower of cost or market, determined by the first-in, first-out method. Inventories consist primarily of raw materials, work in progress and finished goods, which includes all direct material, labor and other overhead costs. The Company establishes a reserve to mark down its inventory for estimated unmarketable inventory equal to the difference between the cost of inventory and the estimated net realizable value based on assumptions about the usability of the inventory, future demand and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory reserve may be required.

Property and Equipment

Property and equipment are recorded at historical cost less accumulated depreciation and amortization. Improvements are capitalized, while expenditures for maintenance and repairs are charged to expense as incurred. Upon disposal of depreciable property, the appropriate property accounts are reduced by the related costs and accumulated depreciation. The resulting gains and losses are reflected in the consolidated statements of operations.

Depreciation is provided for using the straight-line method in amounts sufficient to relate the cost of assets to operations over their estimated service lives. Leasehold improvements are amortized over the shorter of the life of the asset or the related lease term. Estimated useful lives of the principal classes of assets are as follows:

Lab equipment	5 – 7 years
Computer hardware and software	3 – 7 years
Leasehold improvements	1 – 5 years or the term of the lease, if shorter
Furniture, fixtures and equipment	5 – 10 years

The Company reviews its property and equipment for impairment annually or whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable. There were no impairment losses recognized in 2015 and 2014.

Depreciation and amortization of property and equipment amounted to $335,000, $279,000 and $316,000 for the years ended December 31, 2015, 2014 and 2013, respectively.

Research and Development

Research and development costs are charged to operations in the period incurred and amounted to $3.0 million, $5.0 million and $3.2 million net of grant revenue, for the years ended December 31, 2015, 2014 and 2013, respectively.

Patent Costs

The Company has over 380 domestic and foreign patents. Due to the uncertainty associated with the successful development of one or more commercially viable products based on Company’s research efforts and any related patent applications, all patent costs, including patent-related legal, filing fees and other costs, including internally generated costs, are expensed as incurred. Patent costs were $679,000, $666,000 and $669,000 for the years ended December 31, 2015, 2014 and 2013, respectively, and are included in general and administrative expenses in the consolidated statements of operations.

Revenue Recognition

The Company’s revenue is derived primarily from the sale of its Argus II retinal implant, which is implanted during retinal surgery to restore some functional vision to patients blinded by Retinitis Pigmentosa. The Company sells to a variety of customers including university hospitals, large medical centers and distributors.

Revenue is recognized when persuasive evidence of an arrangement exists, the fee is fixed or determinable, collectability is probable, and delivery has occurred.

Revenue is generated under sales agreements with multiple deliverables (multiple-element arrangements), comprising the following deliverables:

•	Hospital start up kits (one per site),
•	Surgical support,
•	Training, and
•	The Argus II System

The deliverables may vary by transaction.

The Company evaluates each deliverable in a multiple-element arrangement to determine whether it represents a separate unit of accounting. An element constitutes a separate unit of accounting when the delivered item has standalone value and delivery of the undelivered element is probable and within the Company's control. The Company has determined that the elements listed above do not have standalone value to the customer until delivery of all components has occurred.  Accordingly, revenue from multiple-element arrangements is recognized when delivery of all of deliverables has taken place and all other revenue recognition criteria have been met.  Generally, revenue recognition occurs at the time of implantation, but revenue recognition can be delayed if certain training has not been delivered to the implanting sites, or if other revenue recognition criteria have not been met.

In the United States, the amount of revenue recognized per unit has been limited in some situations due to the uncertainties of the reimbursement environment and payment terms. In such cases, revenue is not recognized until the consideration becomes fixed, generally when paid to the Company.

In order to determine whether collection is reasonably assured, the Company assesses a number of factors, including creditworthiness of the customer and medical insurance coverage. The Company may periodically grant extended payment terms to customers. In such situations, the Company defers the recognition of revenue until collection becomes probable, which is generally upon receipt of payment.

The Company also sells surgical supplies to customers and recognizes revenue on these products when they are shipped and other revenue recognition criteria have been met.

The Company sells through distributors in certain countries.  The Company provides these distributors with clinical start-up kits, surgical supplies and the Argus II System, as well as training them to provide pre- and post-surgical support.  The Company monitors the surgery. Other than surgical support which is provided by the Company, the distributor is responsible for delivering products and services to its customers.  In the past, the Company has allowed distributors to return or exchange products in certain situations. Due to the Company’s continuing involvement and its returns policy, the Company recognizes revenue from distributors when the implantation procedure has been performed by the distributor’s customer, and all other revenue recognition criteria between the Company and the distributor have been met.

Grant Receipts and Liabilities

From time to time, the Company receives grants that help fund specific development programs. Any amounts received pursuant to grants are offset against the related operating expenses as the costs are incurred. During the years ended December 31, 2015, 2014 and 2013 grants offset against operating expenses were $1,878,000, $19,000 and $175,000, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ materially from those estimates.

Concentration of Risk

Credit Risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash, money market funds, and trade accounts receivable. The Company maintains cash and money market funds with financial institutions that management deems reputable, and at times, cash balances may be in excess of FDIC and SIPC insurance limits. The Company extends differing levels of credit to customers, and typically does not require collateral.

The Company also maintains a cash balance at a bank in Switzerland. Accounts at such bank are insured up to an amount specified by the deposit insurance agency of Switzerland.

Customer Concentration

During the years ended December 31, 2015, 2014 and 2013, the following customers comprised more than 10% of revenues:

	2015	2014	2013

Customer 1	14%	7%	0%
Customer 2	7%	21%	0%
Customer 3	4%	10%	0%
Customer 4	0%	6%	13%
Customer 5	0%	0%	31%
Customer 6	0%	3%	13%
Customer 7	0%	0%	12%

As of December 31, 2015 and 2014, the following customers comprised more than 10% accounts receivable:

	2015	2014

Customer 1	19%	0%
Customer 2	17%	32%
Customer 3	10%	2%
Customer 4	10%	0%
Customer 5	10%	0%
Customer 6	4%	13%
Customer 7	0%	13%
Customer 8	0%	20%

Geographic Concentration

During the years ended December 31, 2015, 2014 and 2013, regional revenue, based on customer locations which comprised more than 10% of revenues, consisted of the following:

	2015	2014	2013

United States	46%	47%	0%
Italy	20%	8%	18%
France	16%	3%	7%
Germany	6%	16%	32%
Canada	5%	10%	0%
Saudi Arabia	0%	3%	31%
Netherlands	0%	0%	13%

Sources of Supply

Several of the components, materials and services used in the Company’s current Argus II product are available from only one supplier, and substitutes for these items cannot be obtained easily or would require substantial design or manufacturing modifications. Any significant problem experienced by one of the Company’s sole source suppliers could result in a delay or interruption in the supply of components to the Company until that supplier cures the problem or an alternative source of the component is located and qualified. Even where the Company could qualify alternative suppliers, the substitution of suppliers may be at a higher cost and cause time delays that impede the commercial production of the Argus II, reduce gross profit margins and impact the Company’s abilities to deliver its products as may be timely required to meet demand.

Foreign Operations

The accompanying consolidated financial statements as of December 31, 2015 and 2014 include assets amounting to approximately $3.0 million and $2.1 million, respectively, relating to operations of the Company in Switzerland. It is always possible unanticipated events in foreign countries could disrupt the Company’s operations.

Fair Value of Financial Instruments

The authoritative guidance with respect to fair value establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels, and requires that assets and liabilities carried at fair value be classified and disclosed in one of three categories, as presented below. Disclosure as to transfers in and out of Levels 1 and 2, and activity in Level 3 fair value measurements, is also required.

Level 1. Observable inputs such as quoted prices in active markets for an identical asset or liability that the Company has the ability to access as of the measurement date. Financial assets and liabilities utilizing Level 1 inputs include active-exchange traded securities and exchange-based derivatives.

Level 2. Inputs, other than quoted prices included within Level 1, which are directly observable for the asset or liability or indirectly observable through corroboration with observable market data. Financial assets and liabilities utilizing Level 2 inputs include fixed income securities, non-exchange based derivatives, mutual funds, and fair-value hedges.

Level 3. Unobservable inputs in which there is little or no market data for the asset or liability which requires the reporting entity to develop its own assumptions. Financial assets and liabilities utilizing Level 3 inputs include infrequently-traded non-exchange-based derivatives and commingled investment funds, and are measured using present value pricing models.

The Company determines the level in the fair value hierarchy within which each fair value measurement falls in its entirety, based on the lowest level input that is significant to the fair value measurement in its entirety. In determining the appropriate levels, the Company performs an analysis of the assets and liabilities at each reporting period end.

Money market funds are the only financial instrument that is measured and recorded at fair value on the Company’s balance sheet, and they are considered Level 1 valuation securities in both 2015 and 2014.

Stock-Based Compensation

Pursuant to Financial Accounting Standards Board (“FASB”) ASC 718 Share-Based Payment (“ASC 718”), the Company records stock-based compensation expense for all stock-based awards.

Under ASC 718, the Company estimates the fair value of stock options granted using the Black-Scholes option pricing model. The fair value for awards that are expected to vest is then amortized on a straight-line basis over the requisite service period of the award, which is generally the option vesting term.

The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model. The assumptions used in the Black-Scholes valuation model are as follows:

•	The grant price of the issuances, with certain exceptions, is determined based on the estimated fair value of the shares at the date of grant.

•	The risk free interest rate for periods within the contractual life of the option is based on the U.S. treasury yield in effect at the time of grant.

•	As permitted by SAB 107, due to the Company’s insufficient history of option activity, management utilizes the simplified approach to estimate the options expected term, which represents the period of time that options granted are expected to be outstanding.

•	Volatility is determined based on average historical volatilities of comparable companies in similar industry.

•	Expected dividend yield is based on current yield at the grant date or the average dividend yield over the historical period. The Company has never declared or paid dividends and has no plans to do so in the foreseeable future.

Long Term Investor Right

Each beneficial owner (“IPO Shareholder”) of the Company’s common stock, who purchased shares directly in the offering (“IPO Shares”), may qualify to receive up to one additional share of common stock from the Company for each share purchased in the offering (“IPO Supplemental Shares”) pursuant to the Long Term Investor Right that was included with each IPO Share. To receive IPO Supplemental Shares, within 90 days following the closing date of the offering, or by February 22, 2015, an IPO Shareholder was required to take action to become the direct registered owner of its IPO Shares. Furthermore, IPO Shareholders are required to hold their IPO Shares in their own name and not place them in “street name” or trade them at any time during the 24 month period immediately following the IPO closing date. This Long Term Investors Right is non-detachable and transferable only in limited circumstances.

The Company will issue IPO Supplemental Shares to IPO Shareholders who have not otherwise forfeited their Long Term Investor Right if, during the two-year period immediately following the IPO closing date, the Company’s common stock does not trade at or above $18.00 per share (200% of the IPO price per share) for any five consecutive day period. If the Company’s common stock trades on its principal exchange at 200% of the IPO price per share or greater on five consecutive trading days during the two years after the IPO closing date, the Long Term Investor Right will terminate.

The formula to determine the number of IPO Supplemental Shares to be issued on a trigger of the Long Term Investor Right will be: (i) $18.00 minus (ii) the average of the highest consecutive closing prices in any 90 day trading period on the principal exchange during the two years after the Closing Date (the “Measurement Average”) divided by the Measurement Average. Fractional shares issuable to a qualifying IPO Shareholder resulting from the calculation will be rounded up to the next whole share of Common Stock, taking into account the aggregate number of Long Term Investor Rights of a holder. As an illustrative example, if the highest average of consecutive closing prices over any 90 calendar day period is $10.00 per share, each Long-Term Investor Right will be entitled to 0.80 additional shares of common stock, which is calculated as: ($18.00 - $10.00)/$10.00.

The IPO offering price for purposes of the calculation of the amount of common stock to be issued on a Long Term Investor Right will be subject to adjustment in the event of a reorganization, recapitalization or split-up of the Company’s shares, the issuance of a stock dividend or any similar event. The amount of IPO Supplemental Shares, if any, to be issued will be computed by an independent public accountant as soon as practicable following the second anniversary of the Closing Date. The determination by such independent public accountant will be final and binding on the Company and on all qualifying IPO Shareholders and the Company will within 15 days after receipt of written determination deliver to shareholders certificates evidencing the additional shares.

The Company has identified and will track IPO Investors who have perfected their Long Term Investor Rights on a quarterly basis. At the end of each reporting period, the Company will disclose the potential dilutive effect of the Long Term Investor Rights, including the number of common shares that would be issuable on such date, based on the actual share price movements since the IPO.

The Long Term Investor Right is an equity instrument that is accounted for as a component of the actual price per common share paid by the investor in the IPO. For basic earnings per share, the common shares associated with the Long Term Investor Right are treated as contingently issuable shares and will not be included in basic earnings per share until the actual number of shares can be calculated and the shares have been issued.

As of December 31, 2015 there were 400,057 shares of common stock issuable under outstanding Long Term Investor Rights.

Convertible Promissory Notes and Warrants

The warrants and embedded beneficial conversion feature of convertible promissory notes are classified as equity under FASB ASC Topic 815-40 “Derivatives and Hedging — Contracts in Entity’s Own Equity”. The Company allocates the proceeds of the convertible promissory notes between convertible promissory notes and the financial instruments related to warrants associated with convertible promissory notes based on their relative fair values at the commitment date. The fair value of the financial instruments related to warrants associated with convertible promissory notes is determined utilizing the Black-Scholes option pricing model and the respective allocated proceeds to the warrants is recorded in additional paid-in capital. The Company utilized the Black-Scholes option valuation model using the same valuation assumptions as described herein for Stock Based Compensation. The embedded beneficial conversion feature associated with convertible promissory notes is recognized and measured by allocating a portion of the proceeds equal to the intrinsic value of that feature to additional paid-in capital in accordance with ASC Topic 470-20 “Debt — Debt with Conversion and Other Options.” The portion of debt discount resulting from the allocation of proceeds to the financial instruments related to warrants associated with convertible promissory notes is being amortized over the life of the convertible promissory notes. For the portion of debt discount resulting from the allocation of proceeds to the beneficial conversion feature, it is amortized over the term of the notes from the respective dates of issuance.

Comprehensive Income or Loss

The Company complies with provisions of FASB ASC 220, Comprehensive Income, which requires companies to report all changes in equity during a period, except those resulting from investment by owners and distributions to owners, for the period in which they are recognized. Comprehensive income is defined as the change in equity during a period from transactions and other events from non-owner sources.

Comprehensive and other comprehensive income (loss) is reported on the face of the financial statements. For the years ended December 31, 2015, 2014 and 2013 comprehensive income (loss) is the total of net income (loss) and other comprehensive income (loss) which, for the Company, consists entirely of foreign currency translation adjustments and there were no material reclassifications from other comprehensive loss to net loss during the years ended December 31, 2015, 2014 and 2013.

Foreign Currency Translation and Transactions

The financial statements and transactions of the subsidiary’s operations are reported in the local (functional) currency of Swiss francs (CHF) and translated into US dollars in accordance with U.S. GAAP. Assets and liabilities of those operations are translated at exchange rates in effect at the balance sheet date. The resulting gains and losses from translating foreign currency financial statements are recorded as other comprehensive income (loss). Revenues and expenses are translated at the average exchange rate for the reporting period. Foreign currency translation gains (losses) resulting from exchange rate fluctuations on transactions denominated in a currency other than the foreign operations’ functional currencies are included in expenses in the consolidated statements of operations.

Income Taxes

The Company accounts for income taxes under an asset and liability approach for financial accounting and reporting for income taxes. Accordingly, the Company recognizes deferred tax assets and liabilities for the expected impact of differences between the financial statements and the tax basis of assets and liabilities.

The Company records a valuation allowance to reduce its deferred tax assets to the amount that is more likely than not to be realized. In the event the Company was to determine that it would be able to realize its deferred tax assets in the future in excess of its recorded amount, an adjustment to the deferred tax assets would be credited to operations in the period such determination was made. Likewise, should the Company determine that it would not be able to realize all or part of its deferred tax assets in the future, an adjustment to the deferred tax assets would be charged to operations in the period such determination was made. The Company has incurred losses for tax purposes since inception and has significant tax losses and tax credit carryforwards. These amounts are subject to valuation allowances as it is not likely that they will be realized in the next few years.

Product Warranties

The Company’s policy is to warrant all shipped products against defects in materials and workmanship for two years by replacing failed parts. The Company also provides a three-year manufacturer’s warranty covering implant failure by providing a functionally-equivalent replacement implant. Accruals for product warranties are estimated based on historical warranty experience and current product performance trends, and are recorded at the time revenue is recognized as a component of cost of sales. The warranty liabilities are reduced by material and labor costs used to replace parts over the warranty period in the periods in which the costs are incurred. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary. Although any such adjustments were not material in the years ended December 31, 2015, 2014 and 2013, any such adjustments could be material in the future if estimates differ significantly from actual warranty expense. The warranty liabilities are included in accrued expenses in the consolidated balance sheets.

Presentation of sales and value added taxes

The Company collects value added tax on its sales in Europe and certain states in the United Sates impose a sales tax on the Company’s sales to nonexempt customers. The Company collects that valued added and sales tax from customers and remits the entire amount to the respective authorities. The Company’s accounting policy is to exclude the tax collected and remitted to the authorities from revenues and cost of revenues.

Net Loss per Share

The Company’s computation of earnings per share (“EPS”) includes basic and diluted EPS. Basic EPS is measured as the income (loss) available to common shareholders divided by the weighted average number of common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible notes payable, convertible preferred stock, preferred stock warrants and common stock options) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

Loss per common share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the respective periods. Basic and diluted loss per common share is the same for all periods presented because all convertible notes payable, common stock warrants and common stock options outstanding were anti-dilutive.

At December 31, 2015, 2014 and 2013, the Company excluded the outstanding securities summarized below, which entitle the holders thereof to ultimately acquire shares of common stock, from its calculation of earnings per share, as their effect would have been anti-dilutive.

	2015	2014	2013

Long Term Investor Rights	400,057	1,021,021	—
Underwriter’s warrants	802,000	805,000	—
Convertible notes payable	—	—	6,248,652
Warrants associated with convertible debt	1,038,403	1,178,707	1,180,766
Common stock options	3,472,146	3,251,627	2,240,568
Restricted stock units	190,000	—	—
Employee stock purchase plan	93,000	—	—
Total	5,995,606	6,256,355	9,669,986

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update No. 2014-09 (ASU 2014-09), Revenue from Contracts with Customers. ASU 2014-09 will eliminate transaction- and industry-specific revenue recognition guidance under current GAAP and replace it with a principle based approach for determining revenue recognition. ASU 2014-09 will require that companies recognize revenue based on the value of transferred goods or services as they occur in the contract. ASU 2014-09 also will require additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. Based on the FASB’s Exposure Draft Update issued on April 29, 2015, and approved in July 2015, Revenue from Contracts With Customers (Topic 606): Deferral of the Effective Date, ASU 2014-09 is now effective for reporting periods beginning after December 15, 2017, with early adoption permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. Entities will be able to transition to the standard either retrospectively or as a cumulative-effect adjustment as of the date of adoption. The Company is evaluating ASU 2014-9, and has not yet determined its impact to the Company’s financial statements, nor decided the transition approach it will take.

In August 2014, the FASB issued Accounting Standards Update No. 2014-15 (ASU 2014-15), Presentation of Financial Statements – Going Concern (Subtopic 205-10). ASU 2014-15 provides guidance as to management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosures. In connection with preparing financial statements for each annual and interim reporting period, an entity’s management should evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). Management’s evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date that the financial statements are issued (or at the date that the financial statements are available to be issued when applicable). Substantial doubt about an entity’s ability to continue as a going concern exists when relevant conditions and events, considered in the aggregate, indicate that it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued (or available to be issued). ASU 2014-15 is effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted. The adoption of ASU 2014-15 is not expected to have any impact on the Company’s financial statement presentation and disclosures.

In January 2015, the FASB issued Accounting Standards Update No. 2015-01 (ASU 2015-01), Income Statement – Extraordinary and Unusual Items (Subtopic 225-20). ASU 2015-01 eliminates from GAAP the concept of extraordinary items. Subtopic 225-20, Income Statement – Extraordinary and Unusual Items, required that an entity separately classify, present, and disclose extraordinary events and transactions. Presently, an event or transaction is presumed to be an ordinary and usual activity of the reporting entity unless evidence clearly supports its classification as an extraordinary item. Paragraph 225-20-45-2 contains the following criteria that must both be met for extraordinary classification: (1) Unusual nature. The underlying event or transaction should possess a high degree of abnormality and be of a type clearly unrelated to, or only incidentally related to, the ordinary and typical activities of the entity, taking into account the environment in which the entity operates. (2) Infrequency of occurrence. The underlying event or transaction should be of a type that would not reasonably be expected to recur in the foreseeable future, taking into account the environment in which the entity operates. If an event or transaction meets the criteria for extraordinary classification, an entity is required to segregate the extraordinary item from the results of ordinary operations and show the item separately in the income statement, net of tax, after income from continuing operations. The entity also is required to disclose applicable income taxes and either present or disclose earnings-per-share data applicable to the extraordinary item. ASU 2015-01 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. A reporting entity may apply the guidance prospectively. A reporting entity also may apply the guidance retrospectively to all prior periods presented in the financial statements. Early adoption is permitted provided that the guidance is applied from the beginning of the fiscal year of adoption. The adoption of ASU 2015-01 is not expected to have any impact on the Company’s financial statement presentation or disclosures.

In February 2015, the FASB issued Accounting Standards Update No. 2015-02 (ASU 2015-02), Consolidation (Topic 810). ASU 2015-02 changes the guidance with respect to the analysis that a reporting entity must perform to determine whether it should consolidate certain types of legal entities. All legal entities are subject to reevaluation under the revised consolidation mode. ASU 2015-02 affects the following areas: (1) limited partnerships and similar legal entities; (2) evaluating fees paid to a decision maker or a service provider as a variable interest; (3) the effect of fee arrangements on the primary beneficiary determination; (4) the effect of related parties on the primary beneficiary determination; and (5) certain investment funds. ASU 2015-02 is effective for public business entities for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the guidance in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. A reporting entity may apply the amendments in this guidance using a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the fiscal year of adoption. A reporting entity also may apply the amendments retrospectively. The adoption of ASU 2015-02 is not expected to have any impact on the Company’s financial statement presentation or disclosures.

In April 2015, the FASB issued Accounting Standards Update No. 2015-03 (ASU 2015-03), Interest – Imputation of Interest (Subtopic 835-30). ASU 2015-03 simplifies the presentation of debt issuance costs and requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the new guidance. ASU 2015-3 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within that fiscal year. Early adoption is permitted for financial statements that have not been previously issued. An entity is required to apply the new guidance on a retrospective basis, wherein the balance sheet of each individual period presented is adjusted to reflect the period-specific effects of applying the new guidance. Upon transition, an entity is required to comply with the applicable disclosures for a change in an accounting principle. These disclosures include the nature of and reason for the change in accounting principle, the transition method, a description of the prior-period information that has been retrospectively adjusted, and the effect of the change on the financial statement line items (i.e., debt issuance cost asset and the debt liability). The adoption of ASU 2015-03 is not expected to have any impact on the Company’s financial statement presentation or disclosures.

In November 2015, the FASB issued Accounting Standards Update No. 2015-17 (ASU 2015-17), Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes. ASU 2015-17 requires that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. ASU 2015-17 is effective for financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods. Earlier application is permitted as of the beginning of an interim or annual reporting period. The adoption of ASU 2015-17 is not expected to have any impact on Company’s financial statement presentation or disclosures.

In February 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-02 regarding leases. The new standard requires lessee recognition on the balance sheet of a right-of-use asset and a lease liability, initially measured at the present value of the lease payments. It further requires recognition in the income statement of a single lease cost, calculated so that the cost of the lease is allocated over the lease term on a generally straight-line basis. Finally, it requires classification of all cash payments within operating activities in the statement of cash flows. It is effective for fiscal years commencing after December 15, 2018 and early adoption is permitted. Management has not yet evaluated the impact of the adoption of ASU 2016-02 on the Company’s financial statement presentation or disclosures.

Management does not believe that any other recently issued, but not yet effective, authoritative guidance, if currently adopted, would have a material impact on the Company’s financial statement presentation or disclosures.